MERRILL LYNCH
MICHIGAN
MUNICIPAL
BOND FUND






FUND LOGO






Semi-Annual Report

January 31, 1996




Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Portfolio Manager
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863













This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Michigan
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011







TO OUR SHAREHOLDERS

Although the partial shutdown of the US Government curtailed the release of most economic data in the latter part of the six-month period ended January 31, 1996, it was nonetheless apparent that gross domestic product (GDP) growth was losing momentum. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve Board responded to the slowing economy by continuing to modestly lower short-term interest rates. Historically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Administration and Congress over the Federal budget continues, although both sides have made concessions since the debate began. It appears that investors are currently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the proposed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United States would represent a great improvement over the last 15 years. Although this may fall short of investors' best expectations, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.

The Municipal Market
The municipal bond market rallied strongly during the six months ended January 31, 1996. Long-term, tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 65 basis points (0.65%) to end the January period at 5.69%. Continued weak economic conditions coupled with low inflation fostered a very positive environment for almost all fixed-income investments during the last three months of 1995. Long-term US Treasury bond yields also declined approximately 65 basis points to 6.00% by January 31, 1996. Both US Treasury and long-term tax-exempt bond yields are near their lowest levels in the past two years.

The municipal bond market had to contend with a number of difficulties for much of 1995. Various tax reform proposals have made the future tax advantage of municipal bonds uncertain. This has, at a minimum, reduced the overall demand for tax-exempt securities. At the same time, as municipal bond yields declined, tax-exempt authorities have rushed to issue debt at near historic low yield levels. During the six-month period ended January 31, 1996, approximately $90 billion in municipal securities were underwritten, an increase of over 30% compared to the same period last year. However, as early 1995 issuance was significantly reduced, the last 12 months issuance of approximately $160 billion remained the same as that issued a year earlier. Tax-exempt bond yields declined throughout the six months ended January 31, 1996, despite investor uncertainty and increased supply pressures.

It is likely that the municipal market will regain much of the technical support it enjoyed earlier in 1995. 1995 issuance remained significantly below levels underwritten in 1993, when over $290 billion in long-term tax-exempt securities were issued. Also, municipal investors received over $25 billion in bond maturities, coupon income and early redemptions on January 1, 1996. This $25 billion is almost twice the average monthly issuance for 1995. The amount of outstanding municipal securities will continue to decline throughout 1996 and into early 1997. As the uncertainties surrounding proposed tax reforms are resolved in 1996, the tax-exempt bond market's renewed technical position should provide support to municipal bond prices.

Many of the features that made tax-exempt products attractive to investors last year are still in place. Long-term, A-rated municipal revenue bonds continue to yield well over 90% of comparable US Treasury bond yields. Historically, analysts have considered yields in excess of 82% attractive for long-term investors. For example, currently available tax-exempt bond yields generate taxable equivalent yields in excess of 8.50% for an investor in the 36% Federal income tax bracket. While the uncertainties regarding potential changes in current tax law remain, it appears that, at current price levels, bond investors have discounted at least some of the uncertainty.

Looking ahead, it may be unreasonable to expect to duplicate the double-digit returns produced by most tax-exempt issues in 1995, given current municipal bond yields. Municipal bond yields would have to decline to levels not seen since the 1960s in order to generate such significant returns in the coming years. While the current economic environment may still justify additional declines in interest rates, it may be prudent to expect some period of consolidation before the interest rate decline resumes. Tax-exempt bond market performance in 1996 is likely to be generated more by enhancing current income and limiting credit risk than by significant interest rate declines.

Portfolio Strategy
Throughout the six-month period ended January 31, 1996, Merrill Lynch Michigan Municipal Bond Fund maintained the neutral posture we adopted in late 1995. We believe that the current combination of a weak domestic economy and benign inflationary environment justify the interest rate declines seen during the past 12 months. However, until further economic weakness develops, we do not expect additional significant interest rate declines. The Fund's portfolio at January 31, 1996, while not as aggressive as it was in early 1995, remained well structured to take advantage of any further improvements in interest rates.

Looking ahead, we intend to keep the Fund fully invested in order to seek to enhance shareholder income. In addition, despite a significant increase in new Michigan bond issuance over the past six months, the availability of attractively priced, insured Michigan tax-exempt securities remained limited. Over the past six months, Michigan municipalities issued over $3 billion in securities, an increase of approximately 75% compared to the same period a year ago. However, the majority of these recent issues were lower-couponed securities which are very responsive to interest rate changes. Therefore, the supply of attractively priced, current coupon Michigan municipal bonds remained restricted.

We expect that the majority of the Fund's total return in 1996 may be generated more by coupon income accrual than by capital gains derived from interest rate declines, and therefore we kept the Fund fully invested. Although we believe it may be unrealistic to expect to duplicate the total returns achieved over the last 12 months, the current economic environment could easily support tax-exempt interest rates at their current levels for much of 1996. This scenario could produce attractive total returns for the coming year.

In Conclusion
We thank you for your investment in Merrill Lynch Michigan Municipal Bond Fund, and we look forward to discussing our outlook and strategy in our next report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Vice President





(Fred K. Stuebe)
Fred K. Stuebe
Portfolio Manager



March 4, 1996






We are pleased to announce that Fred K. Stuebe is responsible for the day-to-day management of Merrill Lynch Michigan Municipal Bond Fund. Mr. Stuebe has been employed by Merrill Lynch Asset
Management, L.P. (an affiliate of the Fund's investment adviser) since 1989 as Vice President.

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results
                                                                               12 Month    3 Month
                                               1/31/96  10/31/95    1/31/95    % Change    % Change
Class A Shares*                                 $10.30    $10.08     $9.56      + 7.74%     +2.18%
Class B Shares*                                  10.30     10.08      9.56      + 7.74      +2.18
Class C Shares*                                  10.30     10.08      9.56      + 7.74      +2.18
Class D Shares*                                  10.29     10.07      9.55      + 7.75      +2.18
Class A Shares--Total Return*                                                   +13.72(1)   +3.53(2)
Class B Shares--Total Return*                                                   +13.15(3)   +3.40(4)
Class C Shares--Total Return*                                                   +13.03(5)   +3.37(6)
Class D Shares--Total Return*                                                   +13.62(7)   +3.51(8)
Class A Shares--Standardized 30-day Yield         4.77%
Class B Shares--Standardized 30-day Yield         4.46%
Class C Shares--Standardized 30-day Yield         4.36%
Class D Shares--Standardized 30-day Yield         4.67%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.541 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.135 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.490 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.122 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.479 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.119 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.531 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.132 per share ordinary income dividends.


PERFORMANCE DATA (continued)


Performance Summary--Class A Shares
                           Net Asset Value         Capital Gains
Period Covered          Beginning     Ending        Distributed        Dividends Paid*     % Change**
1/29/93--12/31/93        $10.00       $10.52           --                   $0.545           +10.87%
1994                      10.52         9.24           --                    0.524           - 7.29
1995                       9.24        10.29           --                    0.541           +17.59
1/1/96--1/31/96           10.29        10.30           --                    0.031           + 0.50
                                                                            ------
                                                                      Total $1.641

                                                      Cumulative total return as of 1/31/96: +21.46%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                           Net Asset Value         Capital Gains
Period Covered          Beginning     Ending        Distributed        Dividends Paid*     % Change**
1/29/93--12/31/93        $10.00       $10.53           --                   $0.497           +10.46%
1994                      10.53         9.24           --                    0.474           - 7.85
1995                       9.24        10.29           --                    0.490           +16.99
1/1/96--1/31/96           10.29        10.30           --                    0.028           + 0.47
                                                                            ------
                                                                      Total $1.489

                                                      Cumulative total return as of 1/31/96: +19.63%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                           Net Asset Value         Capital Gains
Period Covered          Beginning     Ending        Distributed        Dividends Paid*     % Change**
10/21/94--12/31/94       $ 9.44       $ 9.24           --                   $0.090           - 1.15%
1995                       9.24        10.29           --                    0.479           +16.87
1/1/96--1/31/96           10.29        10.30           --                    0.027           + 0.46
                                                                            ------
                                                                      Total $0.596

                                                      Cumulative total return as of 1/31/96: +16.06%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

PERFORMANCE DATA (concluded)


Performance Summary--Class D Shares
                           Net Asset Value         Capital Gains
Period Covered          Beginning     Ending        Distributed        Dividends Paid*     % Change**
10/21/94--12/31/94       $ 9.44       $ 9.24           --                   $0.101           - 1.03%
1995                       9.24        10.29           --                    0.531           +17.47
1/1/96--1/31/96           10.29        10.29           --                    0.030           + 0.39
                                                                            ------
                                                                      Total $0.662

                                                      Cumulative total return as of 1/31/96: +16.72%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +17.59%        +12.89%
Inception (1/29/93)
through 12/31/95                          + 6.70         + 5.22

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/95                       +16.99%        +12.99%
Inception (1/29/93)
through 12/31/95                          + 6.16         + 5.55

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/95                       +16.87%        +15.87%
Inception (10/21/94)
through 12/31/95                          +12.84         +12.84

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +17.47%        +12.77%
Inception (10/21/94)
through 12/31/95                          +13.44         + 9.63

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.





PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Michigan Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
HDA      Housing Development Authority
INFLOS   Inverse Floating Rate Securities
PCR      Pollution Control Revenue Bonds
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                      Issue                                         (Note 1a)
Michigan--98.0%

AAA      Aaa         $1,000   Big Rapids, Michigan, Public Schools (District Building and Site), UT,
                              5.625% due 5/01/2020 (c)                                                          $  1,011

AA       Aa           1,000   Breitung Township, Michigan, School District, Refunding, UT, 6.30%
                              due 5/01/2019 (g)                                                                    1,058

AAA      Aaa          1,000   Dearborn, Michigan, Municipal Building Authority, 5% due 6/01/2016 (d)                 964

AAA      Aaa          2,150   Detroit, Michigan, Sewage Disposal Revenue Bonds (Water Supply System--
                              Second Lien), Series A, 5.25% due 7/01/2015 (b)                                      2,127

AAA      Ba1          3,000   Detroit, Michigan, UT, 8% due 4/01/2001 (e)                                          3,579

AAA      Aaa          2,900   Detroit, Michigan, Water Supply System Revenue Bonds, INFLOS, 8.461% due
                              7/01/2022 (c)(f)                                                                     3,292

BBB      Baa1         3,460   Dickinson County, Michigan, Economic Development Corp., Solid Waste
                              Disposal Revenue Refunding Bonds (Champion International), 6.55% due
                              3/01/2007                                                                            3,643

AAA      Aaa          2,475   Eaton Rapids, Michigan, Public Schools Building and Site Revenue Bonds,
                              UT, 5.50% due 5/01/2020 (b)                                                          2,465

AAA      Aaa          2,500   Grand Ledge, Michigan, Public Schools District, UT, 6.60% due 5/01/2004
                              (b)(e)                                                                               2,904

AAA      Aaa          3,000   Grand Traverse County, Michigan, Hospital Finance Authority, Hospital
                              Revenue Refunding Bonds (Munson Healthcare), Series A, 6.25% due
                              7/01/2022 (d)                                                                        3,187

AA       Aa           4,000   Haslett, Michigan, Public School District, Refunding, UT, 6.625% due
                              5/01/2019                                                                            4,329

AA-      A1             985   Kalamazoo, Michigan, Building Authority, Series A, 5.90% due 10/01/2017              1,021

AAA      Aaa          2,000   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility
                              Revenue Refunding and Improvement Bonds (Bronson Methodist), Series A,
                              6.375% due 5/15/2017 (b)                                                             2,170

AAA      Aaa          1,000   Lansing, Michigan, Sewage Disposal System, Revenue Refunding Bonds,
                              5.85% due 5/01/2014 (c)                                                              1,046

AAA      Aaa          1,000   Michigan Municipal Bond Authority Revenue Bonds (Local Government Loan
                              Program-Marquette Building), Series D, 6.75% due 5/01/2021 (d)                       1,104

                              Michigan Municipal Bond Authority Revenue Bonds (State Revolving Fund),
                              Series A:
AA       Aa           1,000     6.55% due 10/01/2013                                                               1,093
AA       Aa           1,500     6.60% due 10/01/2018                                                               1,622

AA-      A1           3,500   Michigan Public Power Agency, Revenue Refunding Bonds (Belle River
                              Project), Series A, 5.25% due 1/01/2018                                              3,385

AA-      A1           2,000   Michigan State Building Authority, Revenue Refunding Bonds, Series I,
                              6.75% due 10/01/2011                                                                 2,208

A+       NR*          2,000   Michigan State, HDA, Rental Housing Revenue Refunding Bonds, Series A,
                              6.60% due 4/01/2012                                                                  2,083



SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                      Issue                                         (Note 1a)
Michigan (concluded)
                              Michigan State, HDA, S/F Mortgage Revenue Bonds:
AA+      NR*         $1,000     AMT, Series B, 7.05% due 6/01/2026                                               $ 1,050
AA+      NR*          1,500     Refunding, AMT, Series D, 6.85% due 6/01/2026                                      1,568
AA+      NR*          2,440     Series A, 6.50% due 12/01/2017                                                     2,538
AA+      NR*          2,600     Series B, 6.95% due 12/01/2020                                                     2,739

                              Michigan State Hospital Finance Authority Revenue Bonds, Series A:
NR*      Aaa          1,950     (McLaren Obligated Group), 7.50% due 9/15/2001 (e)                                 2,304
A        A            3,500     Refunding (Detroit Medical Center Obligated Group), 6.50% due 8/15/2018            3,696
AA       Aa           3,000     Refunding (Henry Ford Health Systems), 5.25% due 11/15/2020                        2,907

                              Michigan State Strategic Fund, Limited Obligation Revenue Bonds:
A+       A1           1,250     Refunding (Ford Motor Co. Project), Series A, 7.10% due 2/01/2006                  1,434
A+       A1           1,000     (Waste Management Inc. Project), AMT, 6.625% due 12/01/2012                        1,059

NR*      VMIG1++        100   Michigan State Strategic Fund, Solid Waste Disposal Revenue Bonds (Grayling
                              Generating Project), VRDN, AMT, 3.30% due 1/01/2014 (a)                                100

AA-      A1           1,900   Michigan State Trunk Line, Series A, 5.75% due 10/01/2004                            2,059

AA-      A1           1,500   Michigan State University, General Revenue Refunding Bonds, Series A,
                              6% due 8/15/2016                                                                     1,555

AAA      Aaa          2,000   Monroe County, Michigan, PCR (Detroit Edison Co. Project), AMT, Series I,
                              7.30% due 9/01/2019 (d)                                                              2,234

AAA      Aaa          2,000   Muskegon, Michigan, Public Schools, UT, Series 95, 5.25% due 5/01/2021 (c)           1,951

AAA      Aaa          1,000   Oxford, Michigan, Area Community School District, UT, 5.40% due 5/01/2025 (c)          992

AAA      Aaa          2,045   Pinckney, Michigan, Community School District, Revenue Refunding Bonds
                              (Livingston and Washtenaw Counties), UT, 5% due 5/01/2014 (c)                        1,974

                              Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds:
AA-      Aa           2,000     Refunding (Beaumont Properties, Inc.), Series E, 6.625% due 1/01/2019              2,149
AA       Aa           2,000     (William Beaumont Hospital), Series D, 6.75% due 1/01/2020                         2,143

AAA      Aaa          1,000   Saint Clair County, Michigan, Economic Development Corp., PCR, Refunding
                              (Detroit Edison), Collateral, Series AA, 6.40% due 8/01/2024 (d)                     1,114

                              University of Michigan, University Hospital Revenue Bonds, VRDN,
                              Series A (a):
A1+      VMIG1++        400     3.75% due 12/01/2027                                                                 400
A1+      VMIG1++        100     Refunding, 3.75% due 12/01/2019                                                      100

AAA      Aaa          1,500   Western Michigan University, General Revenue Bonds, 6.125% due
                              11/15/2022 (c)                                                                       1,588

Total Investments (Cost--$77,807)--98.0%                                                                          81,945

Other Assets Less Liabilities--2.0%                                                                                1,698
                                                                                                                 -------
Net Assets--100.0%                                                                                               $83,643
                                                                                                                 =======

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
(b)MBIA Insured.
(c)FGIC Insured.
(d)AMBAC Insured.
(e)Prerefunded.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
(g)Bank Qualified.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1996
Assets:             Investments, at value (identified cost--$77,806,881) (Note 1a)                          $ 81,945,468
                    Cash                                                                                          67,332
                    Receivables:
                      Securities sold                                                      $  2,347,772
                      Interest                                                                1,252,942
                      Beneficial interest sold                                                  293,230        3,893,944
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      24,830
                    Prepaid registration fees and other assets (Note 1e)                                          22,504
                                                                                                            ------------
                    Total assets                                                                              85,954,078
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,948,002
                      Beneficial interest redeemed                                              119,906
                      Dividends to shareholders (Note 1f)                                        99,150
                      Distributor (Note 2)                                                       28,495
                      Investment adviser (Note 2)                                                13,517        2,209,070
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       101,766
                                                                                                            ------------
                    Total liabilities                                                                          2,310,836
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 83,643,242
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    117,263
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        663,845
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         15,273
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         16,092
                    Paid-in capital in excess of par                                                          81,910,206
                    Accumulated realized capital losses on investments--net (Note 5)                          (2,855,612)
                    Accumulated distributions in excess of realized capital gains--net                          (362,412)
                    Unrealized appreciation on investments--net                                                4,138,587
                                                                                                            ------------
                    Net assets                                                                              $ 83,643,242
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $12,072,333 and 1,172,629 shares
                    of beneficial interest outstanding                                                      $      10.30
                                                                                                            ============
                    Class B--Based on net assets of $68,343,015 and 6,638,450 shares
                    of beneficial interest outstanding                                                      $      10.30
                                                                                                            ============
                    Class C--Based on net assets of $1,572,362 and 152,725 shares
                    of beneficial interest outstanding                                                      $      10.30
                                                                                                            ============
                    Class D--Based on net assets of $1,655,532 and 160,917 shares
                    of beneficial interest outstanding                                                      $      10.29
                                                                                                            ============


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                               For the Six Months Ended January 31, 1996
Investment Income   Interest and amortization of premium and discount earned                               $   2,314,679
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    216,490
                    Account maintenance and distribution fees--Class B (Note 2)                 160,815
                    Printing and shareholder reports                                             25,374
                    Professional fees                                                            25,266
                    Transfer agent fees--Class B (Note 2)                                        23,866
                    Accounting services (Note 2)                                                 19,051
                    Registration fees (Note 1e)                                                   6,693
                    Amortization of organization expenses (Note 1e)                               4,996
                    Transfer agent fees--Class A (Note 2)                                         3,663
                    Pricing fees                                                                  3,335
                    Account maintenance and distribution fees--Class C (Note 2)                   3,302
                    Custodian fees                                                                3,107
                    Trustees' fees and expenses                                                   1,781
                    Account maintenance fees--Class D (Note 2)                                      694
                    Transfer agent fees--Class C (Note 2)                                           432
                    Transfer agent fees--Class D (Note 2)                                           424
                    Other                                                                         1,530
                                                                                           ------------
                    Total expenses before reimbursement                                         500,819
                    Reimbursement of expenses (Note 2)                                         (137,767)
                                                                                           ------------
                    Total expenses after reimbursement                                                           363,052
                                                                                                            ------------
                    Investment income--net                                                                     1,951,627
                                                                                                            ------------

Realized & Unreal-  Realized loss on investments--net                                                            (38,165)
ized Gain           Change in unrealized appreciation on investments--net                                      3,478,495
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  5,391,957
(Notes 1b,                                                                                                  ============
1d & 3):


Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                        Jan. 31, 1996    July 31, 1995
Operations:         Investment income--net                                                 $  1,951,627     $  3,740,366
                    Realized loss on investments--net                                           (38,165)      (2,488,261)
                    Change in unrealized appreciation on investments--net                     3,478,495        2,602,308
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      5,391,957        3,854,413
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (320,897)        (730,859)
(Note 1f):            Class B                                                                (1,567,875)      (2,965,026)
                      Class C                                                                   (26,205)         (17,131)
                      Class D                                                                   (36,650)         (27,350)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (1,951,627)      (3,740,366)
                                                                                           ------------     ------------

Beneficial Interest Net increase in net assets derived from beneficial
Transactions        interest transactions                                                     5,781,474          194,946
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total increase in net assets                                              9,221,804          308,993
                    Beginning of period                                                      74,421,438       74,112,445
                                                                                           ------------     ------------
                    End of period                                                          $ 83,643,242     $ 74,421,438
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Financial Highlights
                                                                                               Class A
                                                                              For the                           For the
                                                                                Six                              Period
The following per share data and ratios have been derived                      Months                           Jan. 29,
from information provided in the financial statements.                         Ended         For the Year      1993++ to
                                                                              Jan. 31,      Ended July 31,      July 31,
Increase (Decrease) in Net Asset Value:                                         1996      1995         1994       1993
Per Share           Net asset value, beginning of period                      $   9.85   $   9.84    $  10.29   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .27        .53         .53        .26
                    Realized and unrealized gain (loss) on
                    investments--net                                               .45        .01        (.40)       .29
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .72        .54         .13        .55
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.27)      (.53)       (.53)      (.26)
                      In excess of realized gain on
                      investments--net                                              --         --        (.05)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.27)      (.53)       (.58)      (.26)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.30   $   9.85    $   9.84   $  10.29
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           7.40%+++   5.79%       1.22%      5.61%+++
Return:**                                                                     ========   ========    ========   ========


Ratios to           Expenses, net of reimbursement                                .49%*      .50%        .31%       .08%*
Average                                                                       ========   ========    ========   ========
Net Assets:         Expenses                                                      .84%*      .88%       1.00%      1.02%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.37%*     5.57%       5.18%      5.20%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 12,072   $ 11,838    $ 15,064   $ 13,276
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          28.92%    123.61%      71.70%     31.23%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
                                                                                                Class B
                                                                               For the                          For the
                                                                                 Six                             Period
The following per share data and ratios have been derived                       Months                          Jan. 29,
from information provided in the financial statements.                          Ended         For the Year     1993++ to
                                                                               Jan. 31,      Ended July 31,     July 31,
Increase (Decrease) in Net Asset Value:                                          1996       1995       1994       1993
Per Share           Net asset value, beginning of period                      $   9.85   $   9.84    $  10.29   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .25        .49         .48        .24
                    Realized and unrealized gain (loss) on
                    investments--net                                               .45        .01        (.40)       .29
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .70        .50         .08        .53
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.25)      (.49)       (.48)      (.24)
                      In excess of realized gain on
                      investments--net                                              --         --        (.05)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.25)      (.49)       (.53)      (.24)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.30   $   9.85    $   9.84   $  10.29
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           7.13%+++   5.25%        .71%      5.35%+++
Return:**                                                                     ========   ========    ========   ========


Ratios to           Expenses, net of reimbursement                               1.00%*     1.02%        .81%       .58%*
Average                                                                       ========   ========    ========   ========
Net Assets:         Expenses                                                     1.35%*     1.40%       1.51%      1.53%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.86%*     5.05%       4.68%      4.71%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 68,343   $ 60,699    $ 59,049   $ 44,692
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          28.92%    123.61%      71.70%     31.23%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                    Class C               Class D
                                                                              For the    For the     For the    For the
                                                                                Six       Period       Six       Period
The following per share data and ratios have been derived                      Months   Oct. 21,      Months    Oct. 21,
from information provided in the financial statements.                         Ended    1994++ to     Ended    1994++ to
                                                                              Jan. 31,   July 31,    Jan. 31,   July 31,
Increase (Decrease) in Net Asset Value:                                         1996       1995        1996       1995
Per Share           Net asset value, beginning of period                      $   9.85   $   9.44    $   9.85   $   9.44
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .24        .37         .27        .41
                    Realized and unrealized gain on investments--net               .45        .41         .44        .41
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .69        .78         .71        .82
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.24)      (.37)       (.27)      (.41)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.30   $   9.85    $  10.29   $   9.85
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           7.07%+++   8.39%+++    7.24%+++   8.84%+++
Return:**                                                                     ========   ========    ========   ========


Ratios to           Expenses, net of reimbursement                               1.11%*     1.16%*       .59%*      .63%*
Average Net                                                                   ========   ========    ========   ========
Assets:             Expenses                                                     1.45%*     1.51%*       .94%*      .98%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.75%*     4.91%*      5.26%*     5.46%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  1,572   $    839    $  1,656   $  1,045
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          28.92%    123.61%      28.92%    123.61%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.





NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Michigan Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class
B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement
and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 1996, FAM earned fees of $216,490, of which $137,767 was voluntarily waived.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account
                                        Maintenance   Distribution
                                            Fee            Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six-months ended January 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $ 66         $  901
Class D                                  $612         $6,691


For the six months ended January 31, 1996, MLPF&S received contingent deferred sales charges of $52,877 and $162 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1996 were $29,649,554 and $22,307,000, respectively.

Net realized and unrealized gains (losses) as of January 31, 1996 were as follows:


                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments             $   113,741   $  4,138,587
Financial futures contracts          (151,906)            --
                                  -----------   ------------
Total                             $   (38,165)  $  4,138,587
                                  ===========   ============


As of January 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $4,138,587, all of which related to appreciated securities. The aggregate cost of investments at January 31, 1996 for Federal income tax purposes was $77,806,881.

4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $5,781,474 and $194,946 for the six months ended
January 31, 1996 and the year ended July 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                            94,976   $    961,496
Shares issued to shareholders
in reinvestment of dividends           11,992        120,681
                                 ------------   ------------
Total issued                          106,968      1,082,177
Shares redeemed                      (135,776)    (1,370,220)
                                 ------------   ------------
Net decrease                          (28,808)  $   (288,043)
                                 ============   ============

Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           150,627  $   1,457,378
Shares issued to shareholders
in reinvestment of dividends           25,381        243,896
                                 ------------   ------------
Total issued                          176,008      1,701,274
Shares redeemed                      (505,645)    (4,848,236)
                                 ------------   ------------
Net decrease                         (329,637)  $ (3,146,962)
                                 ============   ============



Class B Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                           863,145   $  8,714,296
Shares issued to shareholders
in reinvestment of dividends           49,573        499,109
                                 ------------   ------------
Total issued                          912,718      9,213,405
Shares redeemed                      (434,374)    (4,376,569)
                                 ------------   ------------
Net increase                          478,344   $  4,836,836
                                 ============   ============



Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                         1,624,665   $ 15,578,856
Shares issued to shareholders
in reinvestment of dividends           92,818        893,289
                                 ------------   ------------
Total issued                        1,717,483     16,472,145
Shares redeemed                    (1,559,047)   (14,954,039)
                                 ------------   ------------
Net increase                          158,436   $  1,518,106
                                 ============   ============



Class C Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                            71,800   $    727,454
Shares issued to shareholders
in reinvestment of dividends            2,014         20,315
                                 ------------   ------------
Total issued                           73,814        747,769
Shares redeemed                        (6,300)       (63,563)
                                 ------------   ------------
Net increase                           67,514   $    684,206
                                 ============   ============

Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                           106,814   $  1,035,707
Shares issued to shareholders
in reinvestment of dividends            1,304         12,848
                                 ------------   ------------
Total issued                          108,118      1,048,555
Shares redeemed                       (22,907)      (227,063)
                                 ------------   ------------
Net increase                           85,211   $    821,492
                                 ============   ============

[FN]
++Commencement of Operations.



Class D Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                            58,321   $    584,326
Shares issued to shareholders
in reinvestment of dividends            1,037         10,486
                                 ------------   ------------
Total issued                           59,358        594,812
Shares redeemed                        (4,564)       (46,337)
                                 ------------   ------------
Net increase                           54,794    $   548,475
                                 ============   ============



Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                           114,048   $  1,078,383
Shares issued to shareholders
in reinvestment of dividends              333          3,269
                                 ------------   ------------
Total issued                          114,381      1,081,652
Shares redeemed                        (8,258)       (79,342)
                                 ------------   ------------
Net increase                          106,123   $  1,002,310
                                 ============   ============

[FN]
++Commencement of Operations.

5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a capital loss carryforward of approximately $1,891,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.